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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                  FORM 8-K/A

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 31, 1996




                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                    0-26390                   41-1545493
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



             10900 Red Circle Drive, Minnetonka, Minnesota    55343
        --------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code:     (612) 939-2200
                                                         --------------------
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         The undersigned registrant hereby amends its Current Report on Form 8-
K, for an event which occurred on December 31, 1996.

Item 2.  Acquisition or Disposition of Assets.

         This item has not been amended from the registrant's Current Report on Form 8-K, dated December 31, 1996 and has been included herein for convenience of reference only.

         On December 31, 1996, Summit Medical Systems, Inc. ("Summit") acquired
         C. L. McIntosh & Associates, Inc. ("CLM") pursuant to an Agreement and Plan of Merger among Summit, CLM Acquisition Corp., a wholly owned subsidiary of Summit ("Merger Subsidiary") and CLM, under which Merger Subsidiary was merged with and into CLM, with CLM as the surviving corporation (the "Merger"). As a result of the Merger, CLM became a wholly owned subsidiary of Summit. In connection with the Merger, 100 issued and outstanding shares of common stock of CLM were exchanged for 976,453 shares of common stock of Summit ("Summit Common Stock"). The number of shares of Summit Common Stock issued in the Merger equaled the quotient of $7,000,000 divided by the average of the closing price per share of Summit Common Stock from the Nasdaq National Market during the period of December 13, 1996 through December 27, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)    Financial Statements of Business Acquired

              Report of Independent Auditors, dated December 5, 1996, except for
              Note 7, as to which the date is December 31, 1996.

              The audited financial statements of CLM for the fiscal year ended December 31, 1995.

       (b)    Pro Forma Financial Information

              The pro forma financial information of Summit is not provided in this amendment. As previously announced by Summit, Summit and its independent auditors are in the process of determining the extent to which Summit is required to restate its financial statements for the years ended 1994 and 1995. Until such review and any restatement to Summit's financial statements is completed in connection with the filing of Summit's Annual Report on Form 10-K for 1996, Summit is unable to file the pro forma financial information. Summit intends to file, an amendment to this
              Current Report, including such pro forma financial information, as soon as practicable after filing of Summit's Form 10-K for 1996.
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         (c)  Exhibits


              Exhibit No.       Description                       Method
                                                                  of Filing

              2            Agreement and Plan of Merger             (1)
                           by and among Summit Medical
                           Systems, Inc., CLM Acquisition
                           Corp. and C.L. McIntosh &
                           Associates, Inc.

              23.1         Consent of Ernst & Young LLP.          Filed herewith

              99.1         Audited Financial Statements of        Filed herewith
                           C.L. McIntosh & Associates, Inc.
                           for the fiscal year ended
                           December 31, 1995.




(1) Incorporated by reference to the Registrants's Current Report on Form 8-K, dated December 31, 1996.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 1997                  SUMMIT MEDICAL SYSTEMS, INC.


                                       /s/ Kevin R. Green
                                       -------------------------------------
                                       Kevin R. Green
                                       President and Chief Executive Officer


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                               INDEX TO EXHIBITS



Exhibit

Number      Item                                                    Page


2           Agreement and Plan of Merger by and among               (1)
            Summit Medical Systems, Inc., CLM Acquisition
            Corp. and C.L. McIntosh & Associates, Inc.

23.1        Consent of Ernst & Young LLP.                           (5)

99.1        Audited Financial Statements of C.L. McIntosh           (6)
            & Associates, Inc. for the fiscal year ended
            December 31, 1995.

  (1) Incorporated by reference to the Registrants's Current Report on Form 8-K, dated December 31, 1996.

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